Intangible Assets, Net	6 Months Ended
Jun. 30, 2023
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

8. INTANGIBLE ASSETS, NET

Amortization expenses for intangible assets amounted to $64,801 and $54,072 for the six months ended June 30, 2023 and 2022, respectively.

During the six months ended June 30, 2023, an impairment loss amounted to $519,496 was recognized in research and development expenses as the Group considered that the carrying amount of an intangible asset related to various patented licenses for non-lead projects may not be recoverable. Two of the license agreements were terminated in July 2023. Besides, an impairment loss related to the computer software for Hong Kong healthcare services amounted to $1,841 was recorded in other operating expenses, as the Group considered that the carrying amount of these intangible assets may not be recoverable. During the six months ended June 30, 2022, no impairment loss or gain or loss from disposal was recorded.